OTHER NON-OPERATING GAIN / (LOSS)	12 Months Ended
Dec. 31, 2023
Other Non-Operating Gain (Loss)
OTHER NON-OPERATING GAIN / (LOSS)	OTHER NON-OPERATING GAIN / (LOSS), NET
Other non-operating gains / (losses), net consisted of the following for the years ended December 31:

	2023	2022	2021*

Ineffective portion of hedging activities	—	—	3
Change of fair value of other derivatives	(1)	10	(4)
Gain from money market funds	75	29	7
Loss from other financial assets	(48)	—	—
Other (losses) / gains	(6)	(30)	20
Other non-operating gain / (loss), net	20	9	26
*Prior year comparative for the year ended December 31, 2021 is adjusted following the classification of Russia as a discontinued operation (see Note 10).
Included in ‘Other gains / (losses)’ in 2021 is a gain of US$21 related to the fair value adjustment of Shop-up and a US$3 write off of certain payables.
The Loss from other financial assets relates to impairment of receivable with respect to repurchase of VEON Holdings debt. Refer to Note 16.